SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

            Current Report Pursuant to Section 13 or 15(d)
              Under the Securities Exchange Act of 1934


                           Date of Report
                          February 5, 1999

                          _________________
                     Commission File Number 1-8662


                    PROACTIVE TECHNOLOGIES, INC.
              (formerly KEYSTONE MEDICAL CORPORATION)
       (Exact name of registrant as specified in its charter)

        Delaware                                23-2265039
    (State of Incorporation)          (IRS Employer Identification No.)

          7118 Beech Ridge Trail
           Tallahassee, Florida                         32312
  (Address of Principal Executive Offices)             (Zip Codes)

        Registrant's telephone number, including area code:
                         (850) 668-8500

_______________________________________________________________________

Item 1.       Changes in Control of Registrant



     If and to the extent that Mark A. Conner's beneficial ownership of 8,559,077 shares of Common Stock and his position as President and Chairman of the Board represented control of Proactive Technologies, Inc. (the "Registrant"), the sale by Mr. Conner to the Registrant of 5,000,000 shares of common stock of the Registrant, as reported in Item 2. below, taken together with his resignation as an officer and director of the Registrant, may represent a change in control of the Registrant. Mr. Conner now beneficially owns 17.2% of the issued and outstanding shares of common stock of the Registrant. He has expressed a willingness to sell the remainder of his shares. Since Mr. Conner's shares were sold to the Registrant, persons who had previously acquired shares now own a greater percentage of the Registrant.

     As noted, Mr. Conner resigned as a director and officer of the Registrant. On February 2, 1999, the directors elected William Astrop as a director to fill the vacancy created by Mr. Conner's resignation.

     As previously reported by the Registrant on Form 8-K filed January 19, 1999, and incorporated herein by reference on December 30, 1998, Arthur G. Weiss and certain members of his family acquired the right to receive an aggregate of 3,100,000 shares of the Registrant's Common Stock pursuant to the terms of that certain Agreement and Plan of Reorganization ("Weiss Reorganization Agreement") dated December 28, 1998. As a result of the Conner stock sale, Mr. Weiss now beneficially owns 15.0% of the issued and outstanding shares of common stock of the Registrant.

    As previously reported on Form 8-K dated January 25, 1999, and incorporated herein by reference, on January 8, 1999, the Lance Children's Trust (the "Trust"), a trust for the benefit of the children of Mr. Beverly Lance, acquired 3,600,00 shares (the "Shares") of the Registrant's Common Stock pursuant to the terms of that certain Agreement and Plan of Reorganization ("Lance Reorganization Agreement"), dated January 8,
1999 between the Registrant and the Trust. As a result of the Conner stock sale, Mr. Lance now beneficially owns 17.4% of the issued and outstanding shares of Common Stock of the Registrant.

     On January 29, 1999, the Wendell M. Starke Trust ("Starke Trust") acquired 2,500,000 shares of the Registrant's Common Stock for $1,000,000 in cash from personal funds. Wendell M. Starke is the Trustee and Beneficiary of the Starke Trust. As a result of the Conner stock sale, Mr. Starke now owns 12.1% of the issued and outstanding shares of Common Stock of the Registrant.

     The preceding transactions were not subject to or conditioned on the occurrence of any of the other transactions.

     On February 5, 1999, Ben S. Branch and Robert E. Maloney, Jr. resigned as directors of the Registrant. The resignations of Mr. Branch and Mr. Maloney were not the subject of any prior arrangement or understanding.
As previously noted in the Schedule 13D filed by Mr. Lance and the Trust, they intend to seek representation on the Registrant's Board of Directors. Accordingly, Mr. Lance will seek nomination to fill one of the vacancies on the Board.

     The above-referenced persons have not had any formal arrangements or understandings with respect to other changes in the Registrant, but Mr. Weiss and Mr. Lance are working together with management to develop a comprehensive plan to attempt to improve the Registrant's financial performance.


Item 2.       Disposition of Assets

      On January 21, 1999, the Registrant closed the sale of its wholly-owned subsidiary, Henry Holdings, Inc., a Florida corporation (the "Subsidiary") to Mark A. Conner, the Registrant's former President, in exchange for 5,000,000 shares of Common Stock of the Registrant that were held by Mr. Conner. Under the terms of the Agreement, Conner was to receive cash or cash and property with an agreed upon value of not greater than $2,000,000. At January 21, 1999, the Subsidiary, a real estate holding company had an asset of $700,000 in cash. The remaining value of $1,300,000 was to be generated from the closing of a contract with an unrelated third party purchaser or by conveyance via warranty deed to Henry Holdings, Inc. on January 28, 1999 in the event that the third party purchasers did not close on the land, of the following real estate holdings:
38 lots in The Landings at Golden Eagle Phase I; 39 developed lots in Golden Eagle Units 5 & 7; 40 developed lots in Golden Eagle Unit 8; raw land for The Landings at Golden Eagle Phase II; raw land for Golden Eagle Unit
6; and the office building and land located at 7118 Beech Ridge Trail, Tallahassee, Florida. The above real estate holdings were subject to approximately $3,667,500 in mortgage indebtedness, which was to be paid off at closing, or assumed by Mr. Conner, if the transaction to the third party purchasers did not occur. The transaction closed to the third party purchasers on January 28,1999. The assets sold by the Registrant had a book value of $6,396,416.33 as of December 31, 1998 and were sold at a contract price of $5,112,902. The actual cash paid for the 5,000,000 shares of stock was $1,570,000.00, with an additional $200,000 held in escrow to be released upon the fulfillment of certain continigencies by Mr. Conner.
The sale was made pursuant to a Stock Exchange Agreement, filed as Exhibit
2.1. The purchase price was set based upon the written offer to purchase that the Registrant received from the unrelated third party purchasers. In connection with this sale, Mr. Conner resigned as President of the Registrant and the Registrant and Mr. Conner entered into a Consulting Agreement, an Indemnification Agreement and a Profit Sharing Agreement, each of which is filed as an Exhibit hereto. Further information regarding this transaction is included in the Registrant's press release, filed as Exhibit 99.1 and incorporated herein by this reference.

     The Profit Sharing Agreement provided that, in the event that (i.)
the third party purchaser did not close on the above transaction, and (ii.) the property was conveyed by warranty deed to Henry Holdings, Inc., and (iii.) Mr. Conner agreed that if he sold the property within 67 days of January 21, 1999, then he would pay any amounts received in excess of $1,300,000, over and above all closing costs and encumbrances, to the Registrant. The property closed to the third party purchaser on January 28, 1999. The Profit Sharing Agreement will terminate without any payment.


Item 3.       Bankruptcy or Receivership

              Not Applicable

Item 4.       Changes in Registrant's Certifying Accountant

              Not Applicable

Item 5.       Other Events

              Not Applicable

Item 6.       Resignations of Registrant's Directors

              Not Applicable

Item 7.       Financial Statements and Exhibits

              (a)    Financial Statements.

              Not Applicable


              (b) Unaudited Pro Forma Condensed Consolidated Financial Information.

              Set forth below are thefollowing unaudited pro forma condensed consolidated financial statements:

                   1. Introduction to Condensed Consolidated Pro Forma Financial Statements.

                   2. Pro Forma Condensed Consolidated Statements of Income for the Year Ended June 30, 1998 and the Three Months Ended September 30, 1998.

                   3. Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998.

             Unaudited Pro Forma Condensed Consolidated
                      Financial Information

Introductory Note:   The following unaudited pro forma condensed balance
sheet and statements of income reflect the financial position at September 30, 1998 and results of operations for the year ended June 30, 1998 and the three months ended September 30, 1998 of Proactive Technologies, Inc. (the "Registrant" or the "Company") as if the disposition of the assets on January 21, 1999 had occurred on September 30, 1998 for balance sheet purposes and July 1, 1997 for statement of income purposes.

The unaudited pro forma condensed consolidated balance sheet and statement of income do not purport to represent the Registrant's financial position or results of operations had the transactions actually occurred on September 30, 1998 or July 1, 1997, respectively, or to project the Registrant's consolidated results of operations for any future periods.

The pro forma adjustments are based upon available information. These adjustments are directly attributable to the transaction referred to above, and are expected to have a continuing impact on the Registrant's business, results of operations and financial position. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Registrant, which are included in its Form 10-KSB for the year ended June 30, 1998 and its Form 10-QSB for the three months ended September 30, 1998.


                      Proactive Technologies, Inc.
          Proforma Condensed Consolidated Statement of Income
                      Year Ended June 30, 1998
                            (in 000's)


                           Proactive                           Pro Forma
                       Technologies, Inc.     Pro Forma      Consolidated
                         Year Ended          Adjustments      Year Ended
                          06/30/98                             06/30/98
                      ------------------    --------------  --------------
Sales          (A)        $ 15,134	           $ 5,113       $  20,247
Cost of Sales  (B)          11,888               6,507          18,395
                          -------------     --------------  ---------------

Gross Profit                 3,246              (1,394)          1,852

Selling, general and
 administrative exp. (C)   ( 2,787)                  8          (2,779)
Interest expense     (D)   ( 1,270)                194          (1,076)
Equity in earnings of
 affiliated companies           21                   0              21
Minority interest                0                   0               0
Loss on attempted
 acquisition of Killearn      (369)                  0          (  369)
Other income, net              177                   0             177
                          -------------     ---------------  --------------
(Loss) income before
 income taxes and
 discontinued operations      (982)             (1,192)         (2,174)
Income tax benefit
 (expense)          (E)        332                 405             737
                          -------------     ---------------  ---------------
Net (loss) income
 before discontinued
 operations                   (650)              ( 787)         (1,437)

Discontinued operations:
 Loss from investment in
  Decocrete (less applicable
  benefit of $138,801
                              (230)                  0           ( 230)
                         --------------     ---------------  ---------------
Net (loss) income         $   (880)             (  787)         (1,667)
(Loss) earnings per share
 before discontinued
 operations                   ($ 0.04)                        ($ 0.14)
Discontinued operations       ($ 0.01)                        ($ 0.01)
                         --------------                      ---------------
(Loss) earnings per share     ($ 0.05)                        ($ 0.15)

Weighted average shares
  outstanding              16,845,746                         11,845,746


(A)  Reflect sale of properties

(B)  Reflect cost of properties sold and closing costs

(C)  Eliminate selling and marketing expenses associated with the properties

(D)  Eliminate interest expense to reflect the assumption of bank borrowings

(E) Income tax benefit related to the above transactions at the Company's effective income tax rate (34%).


                     Proactive Technologies, Inc.
              Pro Forma Condensed Consolidated Statement of Income
                    Three Months Ended September 30, 1998
                          (Unaudited)  (In 000's)

                        Proactive                             Pro Forma
                    Technologies, Inc.                       Consolidated
                       Three Months         Pro Forma         Three Months
                     Ended 9/30/98         Adjustments       Ended 9/30/98
                   -------------------    -------------     ----------------
REVENUES:
   Net Sales    (A)    $       1,327      $     5,113        $     6,440
   Cost of Sales  (B)          1,389            6,507              7,896
   Selling, general and
    administrative exp. (C)      454             (  1)               453
                       --------------     -------------     --------------
   (Loss) income from
    operations                 ( 516)          (1,393)            (1,909)
   Other income (deductions):
    Interest (expense) (D)     ( 138)              48             (   90)
    Other income, net            120                0                120
   Minority interest               0                0                  0
                       --------------     -------------     --------------
   (Loss) income from
    continuing operations
    before income taxes       (  534)          (1,345)            (1,879)
   Income tax benefit  (E)       186              457                643
                       --------------     -------------     --------------
   Net (loss) income before
    discontinued operations  ($  348)         ($  888)          ($ 1,236)
   Discontinued operations:
   Loss from operations of
    Decocrete Worldwide, less
    applicable tax benefit of      0                0                  0
                       ---------------    --------------     --------------
  Net (loss) income          ($  348)         ($  888)          ($ 1,236)
                       ---------------    --------------     --------------

  (Loss) earnings per share
  before discontinued
  operations                 ($ 0.02)                          ( $ 0.11)
  Discontinued operations     $ 0.00                             $ 0.00
                       ---------------                       --------------
  Earnings per share         ($ 0.02)                          ( $ 0.11)
                       ---------------
  Adjusted shares outstanding
   primary and fully diluted 16,499,253                          11,499,253
  Dividends paid               NONE                                 NONE


(A)  Reflect sale of properties

(B)  Reflect cost of properties sold and closing costs

(C)  Eliminate selling and marketing expenses associated with the properties

(D)  Eliminate interest expense to reflect the assumption of bank borrowings

(E) Income tax benefit related to the above transactions at the Company's effective income tax rate (34%).


                        Proactive Technologies, Inc.
               Pro Forma Condensed Consolidated Balance Sheet
                           September 30, 1998

                        Proactive                          Consolidated
                   Technologies, Inc.                        Pro Forma
                       September 30,        Pro Forma       September 30,
                          1998             Adjustments          1998
                   ------------------    ---------------- -----------------

ASSETS:
Real estate
  inventories   (A)   $      33,449      ($       6,161)      $    27,288
Cash and equivalents (B)         98                 172               270
Property and equipt, net        393                (235)              158
Investment in Killearn        1,188                   0             1,188
Other investments               197                   0               197
Other assets                    274                   0               274
Notes receivable              1,055                   0             1,055
                      --------------      ---------------    ---------------
Total Assets          $      36,654      ($       6,224)      $    30,430
                      --------------      ---------------    ---------------
                      --------------      ---------------    ---------------

LIABILITIES AND STOCKHOLDERS' EQUITY:
Notes payable   (C)  $       21,095      ($       3,634)      $    17,461
Accounts payable and
  accrued expenses  (D)       1,096                 700             1,796
Income taxes payable (E)      1,237               ( 457)              780
Deferred income
  tax liability                 112                   0               112
Deferred revenue                109                   0               109
Deferred comp. payable            0                   0                 0
Customer deposits   (F)         190               ( 175)               15
                     ---------------      ----------------    --------------
Total liabilities    $       23,839      ($       3,566)      $    20,273

Minority interest                 0                   0                 0

Stockholders' Equity:
Common Stock - par value
  $0.04 per share; authorized
  60,000,000 shares; issued
  17,092,657,        (G)        684                (200)              484
Paid in capital      (G)     12,328              (1,570)           10,758
Retained earnings             1,753               ( 888)              865
Treasury stock               (1,950)                  0           ( 1,950)
                     ----------------     ----------------    -------------
Total stockholders'
  equity             $       12,815       ($      2,658)      $    10,157

Total Liabilities and
  Stockholders'
  equity             $       36,654       ($      6,224)      $    30,430
                    ----------------      ----------------    -------------
                    ----------------      ----------------    -------------

(A)  Eliminate properties

(B)  Reflect net increase in cash due to sale of properties

(C)  Eliminate mortgages

(D)  Accrue liability for cash portion of stock purchases

(E)  Reflect accrual of taxes

(F)  Reflect reeturn of deposits

(G)  Repurchase of shares of common stock

              (c)     Exhibits.




Exhibit
Number                                Description
2.1*                  Stock Exchange Agreement dated as of January 19, 1999
                      among Proactive Technologies, Inc. and Mark A. Conner
10.1                  Consulting Agreement between Proactive Technologies,
                      Inc. and Mark A. Conner
10.2                  Indemnification Agreement between Proactive
                      Technologies, Inc. and Mark A. Conner
10.3                  Profit Sharing Agreement between Proactive
                      Technologies, Inc. and Mark A. Conner
99.1                  Press Release - 1/21/99

*     In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted.  There is a list of scedhules at the end of the Exhibit,
briefly describing them.   The Registrant will furnish supplementally a
copy of any omitted schedule to the Commission upon request.


Item 8.       Change in Fiscal Year

              Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PROACTIVE TECHNOLOGIES, INC.


Dated:  February 5, 1999           /s/ Robert E. Maloney, Jr.
                                   By: _____________________________
                                   Robert E. Maloney, Jr., Vice-President


